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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Vastar Resources, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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                                                       NR00-18
                                                       August 17, 2000

FOR IMMEDIATE RELEASE

VASTAR SETS SEPT. 15 AS DATE OF SPECIAL SHAREHOLDERS MEETING
TO CONSIDER PROPOSED MERGER WITH BP

Houston, TX -- Vastar Resources, Inc. (NYSE: VRI) today announced that its board of directors has set a date of Sept. 15, 2000 for a special meeting of shareholders to vote on the company's proposed merger with BP (NYSE: BP).

     Vastar shareholders are being asked to vote on a merger in which BP would acquire the remaining 18.2 percent of Vastar stock not currently owned by BP.
If the merger is completed, Vastar shareholders, other than BP, will receive $83 for each share of Vastar common stock.

     Only shareholders of record - those who owned shares at the close of business on July 28, 2000 - will be eligible to vote at the meeting, which will begin at 9 a.m. in the main conference room at Vastar's headquarters at 15375 Memorial Drive in Houston.

     Vastar further announced that earlier today it filed a definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission relating to the matter to be voted on at the meeting, and today will also mail the proxy statement to shareholders of record.

     Vastar Resources, Inc., headquartered in Houston, Texas, finds, develops and produces natural gas and liquid hydrocarbons. The company is currently active in more than 100 producing fields,


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with production in the Gulf of Mexico shelf and deepwater, Gulf Coast, Rocky
Mountains and Mid-Continent areas. Additional information on Vastar is available on the company's website at.www.vastar.com.


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Contacts:    James Bartlett  (281) 584-3448 (media)
             Ellen DeSanctis (281) 584-3477 (financial)


Vastar shareholders are strongly advised to read the company's proxy statement relating to the shareholder vote as it contains important information. Shareholders can obtain the proxy statement and other filed documents for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. In addition, Vastar Resources, Inc. will mail the proxy statement today, Aug. 17, 2000, to each shareholder of record on July 28, 2000 and will also make additional copies of the proxy statement available for free to Vastar's shareholders. Please direct your request for the proxy statement to Ellen DeSanctis, manager of Investor Relations and Corporate Communications, Vastar Resources, Inc., 15375 Memorial Drive, Houston, Texas 77079, telephone
(281) 584-3477.



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